EXHIBIT 24(B)14(A)

                                POWER OF ATTORNEY

     I, James D. Gallagher, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint Lynne Patterson, Yiji Starr, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

          Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-146699 ("Venture Opportunity Series B")

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective October 12, 2007 and remains in effect until revoked or revised.

SIGNATURE                                    TITLE          DATE
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/s/ James D. Gallagher                     Director   October 12, 2007
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James D. Gallagher

                                POWER OF ATTORNEY

     I, Thomas Borshoff, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Yiji Starr, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

          Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-146699 ("Venture Opportunity Series B")

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective October 12, 2007 and remains in effect until revoked or revised.

SIGNATURE                                    TITLE          DATE
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/s/ Thomas Borshoff                        Director   October 12, 2007
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Thomas Borshoff

                                POWER OF ATTORNEY

     I, Marc Costantini, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Yiji Starr, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

          Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-146699 ("Venture Opportunity Series B")

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective October 12, 2007 and remains in effect until revoked or revised.

SIGNATURE                                    TITLE          DATE
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/s/ Marc Costantini                        Director   October 12, 2007
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Marc Costantini

                                POWER OF ATTORNEY

     I, Steven A. Finch, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Yiji Starr, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

          Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-146699 ("Venture Opportunity Series B")

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective October 12, 2007 and remains in effect until revoked or revised.

SIGNATURE                                    TITLE          DATE
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/s/ Steven A. Finch                        Director   October 12, 2007
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Steven A. Finch

                                POWER OF ATTORNEY

     I, Ruth Ann Fleming, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Yiji Starr, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

          Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-146699 ("Venture Opportunity Series B")

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective October 12, 2007 and remains in effect until revoked or revised.

SIGNATURE                                    TITLE          DATE
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/s/ Ruth Ann Fleming                       Director   October 12, 2007
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Ruth Ann Fleming

                                POWER OF ATTORNEY

     I, William P. Hicks III, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Yiji Starr, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

          Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-146699 ("Venture Opportunity Series B")

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective October 12, 2007 and remains in effect until revoked or revised.

SIGNATURE                                    TITLE          DATE
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/s/ William P. Hicks III                   Director   October 12, 2007
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William P. Hicks III

                                POWER OF ATTORNEY

     I, Katherine MacMillan, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Yiji Starr, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

          Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-146699 ("Venture Opportunity Series B")

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective October 12, 2007 and remains in effect until revoked or revised.

SIGNATURE                                    TITLE          DATE
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/s/ Katherine MacMillan                    Director   October 12, 2007
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Katherine MacMillan

                                POWER OF ATTORNEY

     I, Neil M. Merkl, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Yiji Starr, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

          Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-146699 ("Venture Opportunity Series B")

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective October 12, 2007 and remains in effect until revoked or revised.

SIGNATURE                                    TITLE          DATE
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/s/ Neil M. Merkl                          Director   October 12, 2007
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Neil M. Merkl

                                POWER OF ATTORNEY

     I, Lynne Patterson, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint James D. Gallagher, Yiji Starr, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

          Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-146699 ("Venture Opportunity Series B")

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective October 12, 2007 and remains in effect until revoked or revised.

SIGNATURE                                    TITLE          DATE
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/s/ Lynne Patterson                        Director   October 12, 2007
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Lynne Patterson

                                POWER OF ATTORNEY

     I, Bradford J. Race, Jr., in my capacity as a Director of John Hancock
Life Insurance Company of New York (the "Company"), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Yiji Starr, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

          Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-146699 ("Venture Opportunity Series B")

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective October 12, 2007 and remains in effect until revoked or revised.

SIGNATURE                                    TITLE          DATE
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/s/ Bradford J. Race, Jr.                  Director   October 12, 2007
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Bradford J. Race, Jr.

                                POWER OF ATTORNEY

     I, Diana Scott, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Yiji Starr, Emanuel Alves, John J. Danello, Arnold
R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

          Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-146699 ("Venture Opportunity Series B")

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective October 12, 2007 and remains in effect until revoked or revised.

SIGNATURE                                    TITLE          DATE
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/s/ Diana Scott                            Director   October 12, 2007
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Diana Scott

                                POWER OF ATTORNEY

     I, Bruce R. Speca, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Yiji Starr, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

          Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-146699 ("Venture Opportunity Series B")

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective October 12, 2007 and remains in effect until revoked or revised.

SIGNATURE                                    TITLE          DATE
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/s/ Bruce R. Speca                         Director   October 12, 2007
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Bruce R. Speca

                                POWER OF ATTORNEY

     I, Robert L. Ullmann, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Yiji Starr, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

          Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-146699 ("Venture Opportunity Series B")

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective October 12, 2007 and remains in effect until revoked or revised.

SIGNATURE                                    TITLE          DATE
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/s/ Robert L. Ullmann                      Director   October 12, 2007
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Robert L. Ullmann